                                                                     EXHIBIT 4.2



$.01 PAR VALUE                                                   SEE REVERSE FOR
INCORPORATED UNDER THE LAWS                                  CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE


                             BANNER AEROSPACE, INC.


THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CONVERTIBLE PAID-IN-KIND PREFERRED STOCK OF Banner Aerospace, Inc. (hereinafter called the "Company") transferable on the Books of the Company by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:


SECRETARY                                                             CHAIRMAN

                                                   COUNTERSIGNED AND REGISTERED:
                                                   HARRIS TRUST AND SAVINGS BANK
                                                   By
                                                            AUTHORIZED SIGNATURE





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                             BANNER AEROSPACE, INC.

                 The Corporation will furnish without charge, to each stockholder who so requests, a copy of the provisions setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


  TEN COM  --as tenants in common                         UNIF GIFT MIN ACT--      Custodian
                                                                             ---------------------
  TEN ENT  --as tenants by the entireties                                    (Cust)        (Minor)
                                                                     under Uniform Gifts to Minors
  JT TEN   --as joint tenants with rights
             of survivorship and not as                              Act.
             tenants in common                                           -------------------------
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


       For value received                           hereby sell, assign and transfer unto
                          -------------------------                                      -------------------------
       Please insert social security or other
       identifying number of assignee
       --------------------------------------

       -------------------------------------------------------------------------------------------
                                            Please print or typewrite name and address of assignee


       -------------------------------------------------------------------------------------------


       -------------------------------------------------------------------------------------------


                                 shares of the stock represented by the within Certificate and do hereby
       -------------------------

       irrevocably constitute and appoint
                                          --------------------------------------------------------
       Attorney to transfer said shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated
     ----------------------------------



                                                  -----------------------------
                                                  NOTICE: THE SIGNATURE TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAMES, AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT
                                                  ALTERATION OR ENLARGEMENT, OR
                                                  ANY CHANGE WHATEVER